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                                                                      EXHIBIT 32

                CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND
                           THE CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C.ss.1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of International Lottery & Totalizator Systems, Inc. (the "Company") hereby certifies that:

     (i) the Annual Report on Form 10-KSB of the Company for the fiscal year ended April 30, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 26, 2005                          /s/  M. Mark Michalko
                                                 ------------------------------
                                                 M. Mark Michalko
                                                 Chief Executive Officer
                                                 Acting Chief Financial Officer